                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 1996


                                TABLE OF CONTENTS

President's Letter...................................................    Page 1

Investment Review....................................................    Page 3

Schedules of Investments.............................................    Page 17

Statements of Assets and Liabilities.................................    Page 34

Statements of Operations.............................................    Page 35

Statements of Changes in Net Assets..................................    Page 36

Notes to Financial Statements........................................    Page 38

Financial Highlights.................................................    Page 41

Independent Auditor's Report.........................................    Page 42

Tax Information......................................................    Page 43

         This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                              TRUSTEES AND OFFICERS

Joseph M. La Motta                              Trustee, Chairman
Bruce E. Ventimiglia                            Trustee, President
Lacy B. Herrmann                                Trustee
George Loft                                     Trustee
Patrick H. McCollough                           Trustee
Scott C. Kane                                   Vice President
Stephen Ventimiglia                             Vice President
Sheldon Siegel                                  Treasurer
Deborah Kaback                                  Secretary
Leslie Klein                                    Assistant Treasurer
Thomas E. Duggan                                Assistant Secretary




Investment Manager                          Distributor

Saratoga Capital Management                 OCC Distributors
33 Maiden Lane                              Two World Financial Center
New York, NY  10038-4578                    New York, NY  10080-6116


Transfer and Shareholder Servicing Agent    Custodian

State Street Bank and Trust Company         State Street Bank and Trust Company
P.O. Box 8514                               P.O. Box 351
Boston, MA  02266                           Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders


October 25, 1996


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust.

This report covers the twelve months from September 1, 1995 through August 31, 1996, a period of positive domestic stock and bond investment returns. During this period of time, U.S. stocks provided a total return of 18.7%, as measured by the Standard & Poor's 500 Index, while the total return for bonds was 4.4%, as gauged by the Lehman Intermediate Government/Corporate Bond Index. International stocks also produced positive returns during the period, gaining 7.9% as reported by the Morgan Stanley Europe, Australia and Far East (EAFE) Index.

The positive one year returns above were achieved despite the fact that July 1996 witnessed a 4.4% decline in U.S. stocks as measured by the Standard & Poor's 500 Index and a 2.9% decline in international stocks, as measured by the EAFE Index. These short-term returns in July might have persuaded some investors to sell U.S. stocks and international stocks. This might not have been a good strategy considering their positive returns for the one year period ended August 31, 1996. To try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy.

Professional Management

Each of the Saratoga Advantage Trust's portfolios is advised by a nationally renowned institutional money management organization with a special expertise in their particular investment discipline. These are the same managers who invest the portfolios for some of the nation's largest corporations, pension funds and foundations. Their collective years of experience, advanced research capabilities and superior management skills are usually not available to most investors.

As I stated in the February 29, 1996 semi-annual report, when reviewing the performance of the institutional investment advisory firms that manage the portfolios of the Trust, and the performance of money managers in general, please remember that it is not unusual for managers' returns to vary significantly from their benchmark indexes over short-term measurement periods such as several quarters. In fact, the more volatile the style of management (e.g., small cap, growth or international management), the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

Investors should primarily focus on longer term results over statistically significant time periods such as three years or longer. Over statistically significant periods of time, investors should expect a manager to be performing much closer to the indexes being measured against. The bottom line is that successful investing requires discipline and patience.

Following you will find specific information on the investment strategy and performance of each of the portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Sincerely,


/s/ Bruce E. Ventimiglia
------------------------
Bruce E. Ventimiglia
President and Chief Executive Officer

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities and related repurchase agreements issued by the United States Government, its agencies and instrumentalities.

                                U.S. Government Money         90 Day T-Bills
          7-Day                    Market Portfolio          Average Discount
     Compound Yield                                                Yield
-------------------------      ----------------------     --------------------

         8/31/96                         4.3%                      5.1%

     Total Aggregate            U.S. Government Money
  Return for the Period            Market Portfolio
  Ended August 31, 1996                                       90 Day T-Bills
-------------------------      ----------------------     --------------------

Since Inception (9/1/94)*                4.9%                      5.5%
    9/1/95 - 8/31/96                     4.5%                      5.2%
    3/1/96 - 8/31/96                     2.1%                      2.5%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 1996, due to the higher yields versus Treasury Bills. The average dollar-weighted portfolio maturity was 54 days, compared with a maximum allowable average maturity of 90 days.

As the Federal Reserve (Fed) lowered short-term rates by .50% between the summer of 1995 and January of 1996, Sterling lengthened the average maturity of the Portfolio from approximately 35 days to more than 50 days. As the economy gained strength in 1996, the market anticipated no further easings and began to price potential Fed tightenings into yields. As the yield curve steepened, the Portfolio was invested in longer-term securities to take advantage of higher yields while maintaining a greater allocation to short maturities. With stable inflation rates and our expectation that the economy will moderate, we have maintained an average maturity of approximately 50 days.

Shares of the U.S. Government Money Market Portfolio are not guaranteed or insured by the U.S. Government. There can be no assurance that the U.S. Government Money Market Portfolio will be able to maintain a constant net asset value of $1.00 per share.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                           Fox Asset Management, Inc.
                            Little Silver, New Jersey

Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of investment quality, actively managed fixed income securities.

                                                          Lehman
                                                       Intermediate
                                                        Government/
     Total Aggregate          Investment Quality      Corporate Bond
         Return                 Bond Portfolio            Index(1)
-------------------------    --------------------    ----------------

Since Inception (9/1/94)*            5.2%                  6.9%

    9/1/95 - 8/31/96                 3.2%                  4.4%

    3/1/96 - 8/31/96                -0.1%                  0.5%

*Annualized performance for periods greater than one year


The Portfolio seeks to provide high income by investing primarily in investment grade bonds with maturities between 2 and 10 years. In the annual period ended August 31, 1996, the Portfolio distributed dividends of $.484 per share.

Investments are normally divided approximately evenly between U.S. Government and corporate securities. Due to the current phenomenon of tight supply and only a slight yield advantage available in corporate securities, there is greater emphasis on U.S. Government holdings at this time.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Due to the challenge of trying to preserve principal in the current volatile market environment, Fox is maintaining a conservative investment posture with an average maturity of 4.0 years, and an average duration of 3.4 years in the Portfolio.

Other portfolio statistics as of August 31, 1996 are as follows: Average yield-to-maturity was 6.8%, average coupon was 6.4%, and the average Moody's Rating was Aa1 with 19 fixed income issues held.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                           Fox Asset Management, Inc.
                            Little Silver, New Jersey

                            SARATOGA ADVANTAGE TRUST
                       INVESTMENT QUALITY BOND PORTFOLIO
                                  VERSUS INDEX


                        [GRAPHIC OMITTED - NOT SUPPLIED]


Past performance is not predictive of future performance.


1. The Lehman Intermediate Government/Corporate Bond Index is composed of the bonds in the Lehman Government/Corporate Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Corporate Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The indexes are rebalanced monthly by market capitalization.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.

     Total Aggregate          Municipal Bond      Lehman Municipal
         Return                  Portfolio           Bond Index(1)
-------------------------   -----------------    -------------------

Since Inception (9/1/94)*          4.8%                 7.0%

    9/1/95 - 8/31/96               4.9%                 5.2%

    3/1/96 - 8/31/96               -0.2%                0.4%

*Annualized performance for periods greater than one year

With all of the volatility in the bond markets over the past year it is somewhat surprising to note that 30 year AAA GO municipal yields are a few basis points lower than a year ago; 5.7% as of 8/30/96 versus 5.9% as of 8/30/95. While 1995 was a banner year for bonds, 1996 has given back much of the gains of the previous year as the economy has proven to be a lot healthier than expected. And though consumer inflation is tame, there is evidence that wage inflation pressures have been building. The municipal market, weakened by the specter of tax reform, outperformed the taxable market during the first eight months of 1996 as tax reform fears subsided with the demise of the Forbes campaign. Furthermore, new issue supply was not onerous and was met with adequate demand from insurance companies and retail investors. Currently, the bond market is waiting to see if the Federal Reserve will raise interest rates in order to slow the economy to what they perceive as a non-inflationary level.

The Portfolio is invested in a diversified group of municipals with an average weighted maturity of 15.5 years. As of August 31, 1996, 99% of the Portfolio's investments were rated A or better by Standard & Poor's or Moody's indicating the high quality of the Fund. The four largest sectors represented in the Portfolio were: general obligations 26%, education 19%, power/utility 8% and housing 7%. The largest holdings by state include: New York 18%, Texas 11%, California 10% and Georgia 9%.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

                            SARATOGA ADVANTAGE TRUST
                            MUNICIPAL BOND PORTFOLIO
                                  VERSUS INDEX


                        [GRAPHIC OMITTED - NOT SUPPLIED]


Past performance is not predictive of future performance.

1. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing in a diversified portfolio of common stocks that are believed to be undervalued in the market and offer above-average price appreciation potential.

     Total Aggregate       Large Capitalization   S & P 500   S & P/Barra Value
         Return               Value Portfolio      Index(1)          Index(2)
-------------------------  --------------------  ----------   ------------------

Since Inception (9/1/94)*          21.7%            20.1%           18.4%

    9/1/95 - 8/31/96               19.7%            18.7%           17.7%

    3/1/96 - 8/31/96               4.9%             3.0%            2.8%

*Annualized performance for periods greater than one year


The Saratoga Large Capitalization Value Portfolio is designed for the long-term investor who seeks to preserve capital and make it grow. We seek to invest in superior companies at reasonable valuations and, by doing so, to minimize losses in down markets and match or exceed the popular indexes when prices are rising. Our approach has worked well through a variety of market conditions, providing above-average returns with below-average risk.

For the fiscal year ended 8/31/96 the Portfolio outperformed the S&P 500 and the S&P/Barra Value Index. Strong contributors to performance included: Becton, Dickinson & Co., Federal Home Loan Mortgage Corp., EXEL Ltd., Ace Ltd., and General Electric Co.

The Portfolio owned the common stocks of 37 companies as of 8/31/96. The five largest holdings were: Ace Ltd., one of the leading providers of excess liability insurance in the world; Wells Fargo & Co., the largest commercial bank in the Western United States; May Department Stores Co., that operates 347 department stores in 30 states; Varity Corp., a manufacturer of engines and automotive components; and Becton, Dickinson & Co., a manufacturer of a broad line of medical, surgical, laboratory and diagnostic products.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

                            SARATOGA ADVANTAGE TRUST
                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                 VERSUS INDICES


                        [GRAPHIC OMITTED - NOT SUPPLIED]


Past performance is not predictive of future performance.

1. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                      Harris Bretall Sullivan & Smith, Inc.
                            San Francisco, California

Objective: Seeks capital appreciation by investing in a diversified portfolio of common stocks that, in the advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

     Total Aggregate        Large Capitalization  S & P 500   S & P/Barra Growth
          Return              Growth Portfolio     Index(1)           Index(2)
-------------------------   --------------------  ---------   ------------------

Since Inception (9/1/94)*           14.9%           20.1%            21.7%

     9/1/95 - 8/31/96               2.6%            18.7%            19.8%

     3/1/96 - 8/31/96               -0.3%           3.0%             3.1%

*Annualized performance for periods greater than one year


Harris Bretall Sullivan & Smith, Inc. (HBSS) analyzes a universe of approximately 300 established, high-quality, growth-oriented companies. The Portfolio is invested in stocks that rank in the top one-fifth of this universe. The HBSS Strategy Team, which meets four times a week, makes all the investment decisions, sets the firm's economic framework and reviews specific holdings, recent news announcements and company data.

Although the Portfolio has underperformed the S&P/Barra Growth Index, it has provided a 14.9% average annualized return since its inception. The Portfolio's underperformance versus the indexes has been due to HBSS maintaining its strong commitment to technology-based stocks. HBSS feels that technology leadership is the single most powerful force behind the newfound competitiveness of American industry. Although technology stocks have not performed well recently, HBSS feels that investors who are interested in earnings growth as a strategy for appreciation must hold an important percentage of their assets in technology related companies.

As of August 31, 1996, the Portfolio was invested in 43 stocks with approximately one-quarter of the Portfolio invested in technology developers, including: Microsoft Corp., Motorola, Inc. and Hewlett-Packard Co. Additionally, the Portfolio has added U.S. based global franchise companies, such as: Abbott Laboratories, Mattel, Inc., Johnson & Johnson, Interpublic Group of Companies, Inc., Gillette Co., and Colgate-Palmolive Co.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                      Harris Bretall Sullivan & Smith, Inc.
                            San Francisco, California

                            SARATOGA ADVANTAGE TRUST
                     LARGE CAPITALIZATION GROWTH PORTFOLIO
                                 VERSUS INDICES


                        [GRAPHIC OMITTED - NOT SUPPLIED]


Past performance is not predictive of future performance.

1. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                          Axe-Houghton Associates, Inc.
                               Rye Brook, New York


Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of common stocks of small capitalization growth companies.

     Total Aggregate             Small
          Return             Capitalization    Russell 2000
                               Portfolio         Index(1)
-------------------------    --------------    ------------

Since Inception (9/1/94)*        18.4%            15.7%

     9/1/95 - 8/31/96            11.0%            10.8%

     3/1/96 - 8/31/96            11.0%             3.5%

*Annualized performance for periods greater than one year

Small-cap growth stocks, as measured by the Russell 2000 Index, out-performed the broader market in six of the twelve months ended 8/31/96; the February-May period was particularly strong. Over the entire year, however, the Russell 2000 Index lagged the broader market by nearly eight percentage points (rising 10.8% versus 18.7% for the S&P 500). During this period, your Portfolio appreciated 11.0%. A $0.3935 per share capital-gains distribution was made in December, 1995.

Axe-Houghton invests in growth companies with stock market capitalizations of up to $1 billion and holds existing positions up to a maximum value of $2 billion, at which point profits are typically taken. The average market capitalization of the current holdings is $515 million. Nearly three-quarters of the Portfolio is invested in companies with a market cap under $1 billion of which almost 60% are below $550 million. The Portfolio is usually fully-invested, with major commitments in technology, consumer spending, services and healthcare; no one issue represents more than 4% of total assets. Major holdings include:
Electronics for Imaging, Inc. (color copier components), Scholastic Corp. (children's books and software), La Quinta Inns (hotel chain) and Teltrend, Inc. (telecom equipment). Each of these companies is characterized by high rates of growth, favorable returns on equity and the potential for continued reinvestment of undistributed earnings to expand their respective businesses.

We believe that the current slow-growth, low inflation environment is particularly attractive for companies with high unit-volume growth and products which can command premium pricing. We expect small-cap growth stocks to outperform the general market in the Portfolio's current fiscal year.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                          Axe-Houghton Associates, Inc.
                               Rye Brook, New York

                            SARATOGA ADVANTAGE TRUST
                           SMALL CAPITALIZA PORTFOLIO
                                  VERSUS INDEX


                         [GRAPHIC OMITTED - NOT SUPPLIED


Past performance is not predictive of future performance.

1. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded commons stocks which are included the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                                Ivory & Sime Inc.
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of securities of companies headquartered outside the United States.

                                                 Morgan Stanley
     Total Aggregate          International        EAFE Index
          Return             Equity Portfolio   (U.S. Dollars)(1)
-------------------------   -----------------   ---------------

Since Inception (9/1/94)*         -1.6%               4.1%

     9/1/95 - 8/31/96              3.7%               7.9%

     3/1/96 - 8/31/96             -0.2%               0.9%

*Annualized performance for periods greater than one year

International stock markets slowed between March and August of 1996 as fears increased that U.S. interest rates may rise. While economic recovery has continued in Japan, the recovery has not been robust enough to attract investors. Therefore, our relatively high weighting in this region has not been beneficial.

Elsewhere, the Portfolio has increased its weighting in Emerging Markets as economic growth rates, combined with market valuations, make this area relatively more attractive than the developed markets. The Portfolio has continued to benefit from a currency hedge that protects the Portfolio from the strengthening U.S. dollar against the Japanese yen.

Ivory & Sime focuses on areas of the world outside the United States that are expected to experience superior economic growth. Individual stock selection is based on detailed fundamental analysis and a strong emphasis on visiting the companies in which investments are made.

As of August 31, 1996, major weightings in the portfolio were as follows: 34.8% in Japan, 24.7% in Continental Europe, 12.3% in the UK, 12.9% in Asia (ex Japan) and 5.4% in Latin America. Looking forward, we still find Emerging Markets to be attractive at this stage in the cycle. In Continental Europe we are finding selective opportunities in growth stocks.

The Portfolio recently acquired SGS Thomson Microelectronics N.V., a semiconductor manufacturer. SGS was purchased following significant price depreciation caused by worldwide concerns over semiconductor capacity exceeding demand.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                                Ivory & Sime Inc.
                               Edinburgh, Scotland

                            SARATOGA ADVANTAGE TRUST
                           INTERNAL EQUITY PORTFOLIO
                                  VERSUS INDEX


                        [GRAPHIC OMITTED - NOT SUPPLIED]


Past performance is not predictive of future performance.

1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. The Gross Domestic Product (GDP) version of the index is used above.

                       This page intentionally left blank.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      Federal Farm Credit Bank - 4.9%
               $     95,000              5.16%, 9/20/96 ............................  $     94,741
                    190,000              5.17%, 9/20/96 ............................       189,482
                     10,000              5.22%, 9/25/96 ............................         9,965
                    500,000              5.23%, 2/06/97 ............................       488,523
                    200,000              5.36%, 9/03/96 (1) ........................       200,000
                    135,000              5.50%, 5/01/97 ............................       134,832
                                                                                      ------------

                                      Total Federal Farm Credit Bank
                                         (cost--$1,117,543) ........................  $  1,117,543
                                                                                      ------------

                                      Federal Home Loan Bank - 10.6%
               $    275,000              5.16%, 9/17/96 ............................  $    274,370
                    650,000              5.28%, 1/07/97 ............................       637,797
                    525,000              5.36%, 5/16/97 ............................       504,911
                    500,000              5.41%, 3/14/97 ............................       500,000
                    500,000              5.925%, 6/13/97 ...........................       499,717
                                                                                      ------------

                                      Total Federal Home Loan Bank
                                         (cost--$2,416,795) ........................  $  2,416,795
                                                                                      ------------

                                      Federal Home Loan Mortgage Corporation - 57.6%
               $  1,700,000              5.20%, 9/16/96 ............................  $  1,696,317
                  2,035,000              5.20%, 9/20/96 ............................     2,029,415
                     95,000              5.21%, 9/12/96 ............................        94,849
                  2,045,000              5.21%, 9/20/96 ............................     2,039,377
                    210,000              5.22%, 9/20/96 ............................       209,421
                  2,030,000              5.25%, 9/09/96 ............................     2,027,632
                     70,000              5.27%, 9/13/96 ............................        69,879
                    115,000              5.27%, 9/16/96 ............................       114,747
                  2,500,000              5.30%, 9/12/96 ............................     2,495,951
                  2,430,000              5.30%, 9/23/96 ............................     2,422,130
                                                                                      ------------
                                      Total Federal Home Loan Mortgage Corporation
                                         (cost--$13,199,718) .......................  $ 13,199,718

                                                                                      ------------
                                      Federal National Mortgage Association - 19.0%
               $     75,000              5.20%, 9/03/96 ............................  $     74,978
                  2,890,000              5.22%, 9/12/96 ............................     2,885,391
                  1,385,000              5.31%, 9/27/96 ............................     1,379,689
                                                                                      ------------
                                      Total Federal National Mortgage Association
                                         (cost--$4,340,058) ........................  $  4,340,058
                                                                                      ------------
                                      U.S. Treasury Bill - 4.2%
               $  1,000,000              5.19%, 4/03/97
                                         (cost--$969,148) ..........................  $    969,148
                                                                                      ------------
                                      U.S. Treasury Note - 3.2%
               $    745,000              4.75%, 2/15/97
                                         (cost--$743,731) ..........................  $    743,731
                                                                                      ------------
          Total Investments
             (cost--$22,786,993) ........................................     99.5%   $ 22,786,993

          Other Assets in Excess of
             Other Liabilities ..........................................      0.5         119,307
                                                                           -------    ------------

          Total Net Assets ..............................................    100.0%   $ 22,906,300
                                                                           =======    ============

----------
(1) Represents a floating interest rate note subject to change on quarterly coupon dates, based on the current 90 day U.S. Treasury Bill rate plus 20 basis points. Rate shown reflects the rate in effect at 8/31/96.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INVESTMENT QUALITY BOND PORTFOLIO

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      U.S. TREASURY NOTES - 58.7%
               $  2,800,000              5.625%, 11/30/00 ..........................  $  2,691,052
                  4,900,000              6.125%, 9/30/00 ...........................     4,802,000

                  2,400,000              6.75%, 5/31/99 ............................     2,414,616
                                                                                      ------------

                                      Total U.S. Treasury Notes
                                         (cost--$10,036,599) .......................  $  9,907,668
                                                                                      ------------

                                      CORPORATE NOTES & BONDS - 38.3%
                                      Automotive - 3.8%
               $    225,000           Ford Motor Credit Corp.
                                         7.75%, 10/01/99 ...........................  $    229,903
                    400,000           General  Motors Acceptance Corp.
                                         7.75%, 1/15/99 ............................       407,356
                                                                                      ------------
                                                                                           637,259
                                                                                      ------------
                                      Banking - 3.4%
                    600,000           Nationsbank Corp.
                                         5.375%, 4/15/00 ...........................       565,908
                                                                                      ------------

                                      Chemicals - 3.4%
                    550,000           du Pont (E.I.) de Nemours & Co.
                                         8.50%, 2/15/03 ............................       574,590
                                                                                      ------------

                                      Computers - 2.3%
                    400,000           International Business Machines Corp.
                                         6.375%, 6/15/00 ...........................       392,524
                                                                                      ------------

                                      Drugs & Medical Products - 2.1%
                    350,000           American Home Products Corp.
                                         7.70%, 2/15/00 ............................       357,669
                                                                                      ------------

                                      Entertainment - 2.9%
                    500,000           The Walt Disney Co.
                                         6.375%, 3/30/01 ...........................       486,720
                                                                                      ------------

                                      Miscellaneous Financial Services - 10.5%
                    350,000           Associates Corp. of North America
                                         6.25%, 9/15/00 ............................       340,078
                                      Bear Stearns & Co.
                    250,000              5.75%, 2/15/01 ............................       235,700
                    350,000              7.625%, 9/15/99 ...........................       355,939
                    550,000           Dean Witter Discover & Co.
                                         6.75%, 8/15/00 ............................       543,867
                     50,000           Lehman Brothers, Inc.
                                         9.875%, 10/15/00 ..........................        53,971
                    250,000           Morgan Stanley Group
                                         5.75%, 2/15/01 ............................       236,388
                                                                                      ------------

                                                                                         1,765,943
                                                                                      ------------
                                      Oil/Gas - 1.6%
                    260,000           Amoco Canada Petroleum Co. Ltd.
                                         7.25%, 12/01/02 ...........................       259,979
                                                                                      ------------

                                      Resource Recovery - 4.4%
                    750,000           WMX Technologies, Inc.
                                         7.125%, 6/15/01 ...........................       749,220
                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INVESTMENT QUALITY BOND PORTFOLIO (cont'd)

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      Utility - 3.9%
                   $700,000           Southern California Edison Co.
                                         5.875%, 1/15/01 ...........................  $    665,938
                                                                                      ------------

                                      Total Corporate Notes & Bonds
                                         (cost--$6,593,467) ........................  $  6,455,750
                                                                                      ------------

          Total Investments
             (cost--$16,630,066) ........................................     97.0%   $ 16,363,418

          Other Assets in Excess of
             Other Liabilities ..........................................      3.0         500,631
                                                                           -------    ------------

          Total Net Assets ..............................................    100.0%   $ 16,864,049
                                                                           =======    ============

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO


    Principal
     Amount                                                                                 Value
------------------                                                                    ------------------
                      MUNICIPAL NOTES & BONDS - 94.2%
                      CALIFORNIA - 10.0%
                      Education - 5.3%
         $ 50,000     California State Public Works Board Lease Revenue
                         California State University Projects
                         6.00%, 9/01/15 .............................................           $ 49,442
          200,000     Lafayette, California Elementary School District
                         5.90%, 5/15/18 .............................................            199,980
                                                                                       -----------------
                                                                                                 249,422
                                                                                       -----------------
                      Power/Utility - 3.1%
          150,000     Southern California Public Power Authority
                         Power Project Revenue (Series A)
                         5.50%, 7/01/12 (AMBAC insured) .............................            147,192
                                                                                       -----------------
                      Water/Sewer - 1.6%
           75,000     San Francisco, California City & County Public Utilities
                         Community Water Revenue (Series A)
                         6.00%, 11/01/15 ............................................             74,152
                                                                                       -----------------
                                                                                                 470,766
                                                                                       -----------------
                      COLORADO - 3.2%
                      Health/Hospital
          150,000     Denver, Colorado City & County Revenue
                         Childrens Hospital Association Project
                         6.00%, 10/01/15 ............................................            149,991
                                                                                       -----------------
                      CONNECTICUT - 0.4%
                      Housing
           20,000     Connecticut State Housing Finance Authority
                         Housing Mortgage Financing Program (Series B)
                         6.50%, 5/15/18 .............................................             20,563
                                                                                       -----------------
                      FLORIDA - 4.9%
                      Education - 0.7%
           35,000     Dade County, Florida School Board
                         Certificates of Participation (Series A)
                         5.75%, 5/01/12 (MBIA insured) ..............................             34,783

                                                                                       -----------------
                      General Obligation - 2.2%
                      Florida State Board of Education Capital Outlay
           75,000        5.25%, 6/01/23 (Series D) ..................................             67,730
           35,000        6.00%, 6/01/19 (Series A) ..................................             35,209
                                                                                       -----------------
                                                                                                 102,939
                                                                                       -----------------
                      Power/Utility - 0.5%
           25,000     Jacksonville, Florida Electric Authority Revenue
                         St. John's River Power
                         5.50%, 10/01/14 ............................................             24,138
                                                                                       -----------------
                      Sales Tax - 1.1%
           50,000     St. Petersburg, Florida Professional Sports Facilities
                         Sales Tax Revenue
                         5.60%, 10/01/15 (MBIA insured) .............................             48,908
                                                                                       -----------------
                      Turnpike/Toll - 0.4%
           20,000     Orlando & Orange County Expressway Authority
                         Florida Expressway Revenue (Series A)
                         5.00%, 7/01/17 (FGIC insured) ..............................             18,078
                                                                                       -----------------
                                                                                                 228,846
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                      GEORGIA - 9.3%
                      Education - 4.7%
         $215,000     Jackson County, Georgia School District
                         6.00%, 7/01/14 (MBIA insured) ..............................           $218,492
                                                                                       -----------------
                      General Obligation - 4.6%
          200,000     Georgia State General Obligation Bonds (Series B)
                         6.25%, 4/01/07 .............................................            218,112
                                                                                       -----------------

                                                                                                 436,604
                                                                                       -----------------
                      IOWA - 1.2%
                      Water/Sewer
           50,000     West Des Moines, Iowa Water Revenue
                         6.80%, 12/01/13 (AMBAC insured) ............................             54,492
                                                                                       -----------------
                      KENTUCKY - 2.1%
                      Turnpike/Toll
          100,000     Kentucky State Turnpike Authority
                         Economic Development Road Revenue
                         5.625%, 7/01/15 (AMBAC insured) ............................             98,114
                                                                                       -----------------
                      LOUISIANA - 3.3%
                      General Obligation
          150,000     New Orleans, Louisiana General Obligation Bonds
                         6.125%, 10/01/16 ...........................................            153,215
                                                                                       -----------------
                      MARYLAND - 6.5%
                      Resource Recovery
          300,000     Maryland State Energy Financing Administration
                         Solid Waste Disposal Revenue Wheelabrator Water Projects
                         6.30%, 12/01/10 ............................................            305,610
                                                                                       -----------------
                      MASSACHUSETTS - 2.1%
                      General Obligation - 1.1%
           50,000     Lowell, Massachusetts General Obligation Bonds
                         6.05%, 4/01/11 .............................................             51,270
                                                                                       -----------------
                      Transportation - 1.0%
           50,000     Massachusetts Bay Transportation Authority
                         General Transportation System (Series B)
                         5.90%, 3/01/24 .............................................             49,198
                                                                                       -----------------
                                                                                                 100,468
                                                                                       -----------------
                      MICHIGAN - 2.5%
                      Pollution Control
          125,000     Michigan State Environmental Protection Program
                         5.40%, 11/01/19 ............................................            117,000
                                                                                       -----------------
                      MISSOURI - 1.0%
                      Housing
           45,000     Missouri State Housing Development Community
                         Single Family Mortgage Revenue
                         6.90%, 7/01/18 .............................................             47,072
                                                                                       -----------------
                      NEBRASKA - 0.8%
                      Power/Utility
           40,000     Omaha Public Power Distribution (Series C)
                         5.50%, 2/01/14 .............................................             39,338
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                      NEVADA - 5.9%
                      General Obligation - 2.7%
         $ 50,000     Clark County, Nevada General Obligation Bonds (Series B)
                         6.00%, 6/01/16 (AMBAC insured) .............................           $ 53,006
           75,000     Nevada State General Obligation Bonds
                         Municipal Bond Bank (Series A)
                         5.50%, 11/01/20 ............................................             72,371
                                                                                       -----------------
                                                                                                 125,377
                                                                                       -----------------
                      Housing - 3.2%
          150,000     Nevada Housing Division
                         Single Family Program (Series A1)
                         6.15%, 4/01/17 .............................................            150,237
                                                                                       -----------------
                                                                                                 275,614
                                                                                       -----------------
                      NEW HAMPSHIRE - 0.6%
                      Turnpike/Toll
           30,000     New Hampshire State Turnpike Systems
                         6.00%, 4/01/13 .............................................             30,016
                                                                                       -----------------
                      NEW YORK - 17.9%
                      Education - 4.9%
                      New York State Dormitory Authority Revenue
           75,000        Albany Memorial Hospital
                         5.50%, 7/01/10 .............................................             71,978
          125,000        Consolidated City University System
                         5.75%, 7/01/09 .............................................            128,187
           30,000        Sarah Lawrence College
                         6.00%, 7/01/15 .............................................             30,355
                                                                                       -----------------
                                                                                                 230,520
                                                                                       -----------------
                      General Obligation - 5.1%
           20,000     New York City General Obligation Bonds (Series B)

                         7.00%, 10/01/19 ............................................             20,447
          200,000     New York State General Obligation Bonds (Series A)
                         6.50%, 7/15/06 .............................................            220,030
                                                                                       -----------------
                                                                                                 240,477
                                                                                       -----------------
                      Housing - 2.0%
                      New York State Mortgage Agency Revenue
           20,000        6.875%, 4/01/17 (Series A) .................................             20,419
           75,000        Homeowner Mortgage (Series 54)
                         6.10%, 10/01/15 ............................................             73,997
                                                                                       -----------------
                                                                                                  94,416
                                                                                       -----------------
                      Pollution Control - 0.8%
           40,000     New York State Environmental Facilities Corp.
                         Pollution Control Revenue
                         5.875%, 6/15/14 ............................................             40,040
                                                                                       -----------------
                      Sales Tax - 1.6%
           75,000     New York State Local Government Assistance Corp. (Series A)
                         6.00%, 4/01/16 .............................................             74,568
                                                                                       -----------------
                      Transportation - 2.2%
          100,000     Metropolitan Transit Authority
                         5.50%, 7/01/08 (FGIC insured) ..............................            101,470
                                                                                       -----------------
                      Water/Sewer - 1.3%
           65,000     New York City Municipal Water Finance Authority
                         Water and Sewer Systems Revenue (Series F)
                         5.50%, 6/15/15 (MBIA insured) ..............................             62,207
                                                                                       -----------------
                                                                                                 843,698
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------

                      OHIO - 1.2%
                      Health/Hospital
         $ 50,000     Lorain County, Ohio Hospital Revenue
                         7.75%, 11/01/13 (AMBAC insured) ............................           $ 58,738
                                                                                       -----------------
                      PENNSYLVANIA - 5.7%
                      Education - 3.1%
          150,000     Pennsylvania State Higher Educational Facilities Authority
                         Health Services Revenue University of Pennsylvania (Series B)
                         5.75%, 1/01/17 .............................................            147,690
                                                                                       -----------------
                      Tax Allocation - 1.6%
           75,000     Philadelphia, Pennsylvania Municipal Authority Revenue
                         5.625%, 11/15/14 (FGIC insured) ............................             72,913
                                                                                       -----------------
                      Water/Sewer - 1.0%
           50,000     Pittsburgh, Pennsylvania Water & Sewer Authority
                         Water & Sewer Systems Revenue (Series B)
                         5.60%, 9/01/15 .............................................             48,189
                                                                                       -----------------
                                                                                                 268,792
                                                                                       -----------------
                      PUERTO RICO - 1.4%
                      Power/Utility
           65,000     Puerto Rico Electric Power Authority
                         Power Revenue (Series X)
                         6.00%, 7/01/15 .............................................             64,487
                                                                                       -----------------
                      TENNESSEE - 2.1%
                      Airline/Airport
          100,000     Metro Nashville Airport Special Facilities (1)
                         3.70%, 10/01/12 ............................................            100,000
                                                                                       -----------------
                      TEXAS - 10.6%
                      Airline/Airport - 2.1%
          100,000     Lone Star Texas Airport Improvement Authority (1)
                         3.70%, 12/01/14 ............................................            100,000
                                                                                       -----------------
                      Education - 0.3%
           15,000     University of Texas Revenue Bonds (Series B)
                         6.75%, 8/15/13 .............................................             16,327
                                                                                       -----------------
                      General Obligation - 7.1%
           75,000     Houston, Texas General Obligation Bonds (Series C)
                         5.25%, 4/01/14 .............................................             70,486
           25,000     San Antonio, Texas General Obligation Bonds
                         6.625%, 8/01/14 ............................................             26,391
           35,000     Texas State General Obligation Bonds (Series D)
                         6.00%, 8/01/12 .............................................             35,832
          200,000     Texas State Tax & Revenue Anticipation Notes
                         4.75%, 8/29/97 .............................................            201,670
                                                                                       -----------------
                                                                                                 334,379
                                                                                       -----------------

                      Power/Utility - 1.1%
           50,000     Brazos River Authority Texas Revenue
                         Houston Light & Power Company
                         5.80%, 8/01/15 (MBIA insured) ..............................             49,432
                                                                                       -----------------
                                                                                                 500,138
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (cont'd)


    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                       WASHINGTON - 1.0%
                       Power/Utility
         $ 35,000      Seattle, Washington Municipal Light & Power Revenue
                          5.75%, 8/01/11 (Series A) ..................................         $   35,042
           10,000      Washington State Public Power Supply Systems
                          Nuclear Project Revenue (Series B)
                          7.25%, 7/01/12 (FGIC insured) ..............................             10,934
                                                                                        -----------------
                                                                                                   45,976
                                                                                        -----------------
                       WYOMING - 0.5%
                       Housing
           25,000      Wyoming Community Development
                          Authority Housing Revenue (Series 1)
                          6.65%, 12/01/06 ............................................             25,895
                                                                                        -----------------
Total Investments
   (cost--$4,432,785)....................................................      94.2%           $4,435,433

Other Assets in Excess of
   Other Liabilities.....................................................       5.8               272,315
                                                                           -----------  -----------------
Total Net Assets.........................................................     100.0%           $4,707,748
                                                                           ===========  =================


----------
(1) Represents a variable rate demand note whose interest rate is subject to change daily and payable on demand. Rate shown reflects the rate in effect on 8/31/96.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

LARGE CAPITALIZATION VALUE PORTFOLIO


    Principal
      Amount                                                                                Value
-----------------                                                                      -----------------
                      SHORT-TERM CORPORATE NOTES - 15.8%
                      Computers - 3.9%
         $713,000     International Business Machines Corp.
                         5.29%, 9/17/96 .............................................         $  711,324
                                                                                       -----------------
                      Miscellaneous Financial Services - 8.6%
          240,000     American Express Corp.
                         5.27%, 9/19/96 .............................................            239,367
          750,000     Beneficial Corp.
                         5.30%, 9/17/96 .............................................            748,233
          577,000     Ford Motor Credit Corp.
                         5.27%, 9/18/96 .............................................            575,564
                                                                                       -----------------
                                                                                               1,563,164
                                                                                       -----------------
                      Oil/Gas - 3.3%
                      Chevron Oil Finance Co.
          425,000        5.19%, 9/06/96 .............................................            424,694
          188,000        5.20%, 9/06/96 .............................................            187,864
                                                                                       -----------------
                                                                                                 612,558
                                                                                       -----------------
                      Total Short-Term Corporate Notes
                         (cost--$2,887,046)..........................................         $2,887,046
                                                                                       -----------------
     Shares
------------------
                      COMMON STOCKS - 82.9%
                      Aerospace - 6.0%
            6,500     Lockheed Martin Corp.  ........................................         $  546,812
           11,000     McDonnell Douglas Corp.  ......................................            551,375

                                                                                       -----------------
                                                                                               1,098,187
                                                                                       -----------------
                      Airlines - 2.7%
            6,000     AMR Corp.*.....................................................            492,000
                                                                                       -----------------
                      Automotive - 3.5%
           12,700     Varity Corp.*..................................................            638,175
                                                                                       -----------------
                      Banking - 6.8%
            6,300     Citicorp ......................................................            524,475
            2,866     Wells Fargo & Co.  ............................................            712,917
                                                                                       -----------------
                                                                                               1,237,392
                                                                                       -----------------
                      Chemicals - 3.1%
            3,700     du Pont (E.I.) de Nemours & Co.  ..............................            303,863
            1,980     Hercules, Inc.  ...............................................             98,505
            5,250     Monsanto Co.  .................................................            168,656
                                                                                       -----------------
                                                                                                 571,024
                                                                                       -----------------
                      Conglomerates - 3.5%
            2,900     General Electric Co.  .........................................            241,063
            8,000     Tenneco, Inc.  ................................................            398,000
                                                                                       -----------------
                                                                                                 639,063
                                                                                       -----------------
                      Drugs & Medical Products - 3.3%
           14,680     Becton, Dickinson & Co.  ......................................            600,045
                                                                                       -----------------
                      Electronics - 4.2%
            8,000     Adaptec, Inc.*.................................................            399,000
            8,080     Arrow Electronics, Inc.*.......................................            368,650
                                                                                       -----------------
                                                                                                 767,650
                                                                                       -----------------
                      Healthcare Services - 4.7%
            7,800     Columbia/HCA Healthcare Corp.  ................................            439,725
           19,800     Tenet Healthcare Corp.*........................................            415,800
                                                                                       -----------------
                                                                                                 855,525
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------


LARGE CAPITALIZATION VALUE PORTFOLIO (cont'd)


     Shares                                                                                  Value
------------------                                                                     -----------------
                      Insurance - 19.3%
           18,700     Ace Ltd.  .....................................................         $  871,887
           14,950     AFLAC, Inc.  ..................................................            513,906
            4,150     American International Group, Inc.  ...........................            394,250
           18,000     Everest  Re Holdings, Inc.  ...................................            438,750
           15,620     EXEL Ltd.  ....................................................            523,270
            1,200     General Re Corp.  .............................................            173,850
            4,180     Progressive Corp., Ohio .......................................            227,287
           13,000     RenaissanceRe Holdings Ltd.  ..................................            386,750
                                                                                       -----------------
                                                                                               3,529,950
                                                                                       -----------------
                      Machinery/Engineering - 2.9%
            7,800     Caterpillar, Inc.  ............................................            537,225
                                                                                       -----------------
                      Metals/Mining - 1.0%
            6,000     Freeport McMoRan, Copper & Gold, Inc. (Class B) ...............            176,250
                                                                                       -----------------
                      Miscellaneous Financial Services - 5.8%
           22,200     Countrywide Credit Industries, Inc.  ..........................            535,575
            5,850     Federal Home Loan Mortgage Corp.  .............................            516,994
                                                                                       -----------------
                                                                                               1,052,569
                                                                                       -----------------
                      Oil/Gas - 2.1%
            8,500     Triton Energy Ltd. * ..........................................            389,938
                                                                                       -----------------
                      Printing/Publishing - 2.6%
           14,500     R.R. Donnelley & Sons Co.  ....................................            473,063
                                                                                       -----------------
                      Railroad - 2.5%
            2,100     Norfolk Southern Corp.  .......................................            175,088
            4,000     Union Pacific Corp.  ..........................................            291,500
                                                                                       -----------------
                                                                                                 466,588
                                                                                       -----------------
                      Retail - 3.6%
           14,650     May Department Stores Co.  ....................................            666,575
                                                                                       -----------------
                      Telecommunications - 3.5%
            8,000     Sprint Corp.  .................................................            325,000
           21,000     Tele-Communications, Inc.*.....................................            312,375
                                                                                       -----------------
                                                                                                 637,375
                                                                                       -----------------

                      Textiles - 1.1%
           13,000     Shaw Industries, Inc.  ........................................            195,000
                                                                                       -----------------
                      Toys/Games/Hobby - 0.7%
            5,000     Mattel, Inc.  .................................................            131,875
                                                                                       -----------------
                      Total Common Stocks
                         (cost--$13,230,586) ........................................        $15,155,469
                                                                                       -----------------
Total Investments
   (cost--$16,117,632) .................................................       98.7%         $18,042,515
Other Assets in Excess of
   Other Liabilities ...................................................        1.3              231,944
                                                                           ----------- -----------------
Total Net Assets .......................................................      100.0%         $18,274,459
                                                                           =========== =================

----------
* Non-income producing security.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

LARGE CAPITALIZATION GROWTH PORTFOLIO

              Principal
               Amount                                                                    Value
          ------------------                                                          ------------
                                      SHORT TERM CORPORATE NOTES - 6.5%
                                      Conglomerate - 3.0%
                 $1,000,000           General Electric Capital Corp.
                                         5.16%, 9/05/96 ............................  $  1,000,000
                                                                                      ------------
                                      Miscellaneous Financial Services - 3.5%
                    500,000           Federal National Mortgage Association
                                         5.26%, 9/12/96 ............................       499,196
                    700,000           Prudential Funding Corp.
                                         5.22%, 9/03/96 ............................       700,000
                                                                                      ------------
                                                                                         1,199,196
                                                                                      ------------
                                      Total Short-Term Corporate Notes
                                         (cost--$2,199,196) ........................  $  2,199,196

                                                                                      ------------
               Shares
          ------------------
                                      COMMON STOCKS - 92.6%
                                      Advertising - 2.2%
                     16,500           Interpublic Group of Companies, Inc. .........  $    746,625
                                                                                      ------------
                                      Banking - 6.4%
                      9,050           BankAmerica Corp. ............................       701,375
                     19,700           Norwest Corp. ................................       741,212
                      3,000           Wells Fargo & Co. ............................       746,250
                                                                                      ------------
                                                                                         2,188,837
                                                                                      ------------
                                      Building & Construction - 2.3%
                     12,000           Fluor Corp. ..................................       768,000
                                                                                      ------------
                                      Chemicals - 4.4%
                      9,500           du Pont (E.I) de Nemours & Co. ...............       780,188
                     12,500           Great Lakes Chemical Corp. ...................       718,750
                                                                                      ------------
                                                                                         1,498,938
                                                                                      ------------
                                      Computers - 2.3%
                     17,500           Hewlett - Packard Co. ........................       765,625
                                                                                      ------------

                                      Computer Services - 6.7%
                     20,280           Automatic Data Processing, Inc. ..............       844,155
                     14,000           Cisco Systems, Inc.* .........................       738,500
                      9,000           First Data Corp. .............................       702,000
                                                                                      ------------
                                                                                         2,284,655
                                                                                      ------------
                                      Computer Software - 4.0%
                      5,500           Microsoft Corp.* .............................       673,750
                     19,000           Oracle Systems Corp.* ........................       669,750
                                                                                      ------------
                                                                                         1,343,500
                                                                                      ------------
                                      Conglomerate - 2.2%
                      9,000           General Electric Co. .........................       748,125
                                                                                      ------------
                                      Cosmetics/Toiletries - 2.3%
                     12,000           Gillette Co. .................................       765,000
                                                                                      ------------
                                      Drugs & Medical Products - 10.7%
                     15,300           Abbott Laboratories ..........................       690,413
                     12,500           American Home Products Corp. .................       740,625
                     12,670           Amgen, Inc.* .................................       738,028
                     14,500           Johnson & Johnson ............................       714,125
                     11,500           Merck & Co., Inc. ............................       754,688
                                                                                      ------------
                                                                                         3,637,879

                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

LARGE CAPITALIZATION GROWTH PORTFOLIO (cont'd)

               Shares                                                                    Value
          ------------------                                                          ------------
                                      Electronics - 3.7%
                     20,000           Applied Materials, Inc.* ..................     $    485,000
                      9,620           Intel Corp. ...............................          767,796
                                                                                      ------------
                                                                                         1,252,796
                                                                                      ------------
                                      Entertainment - 2.1%
                     12,500           The Walt Disney Co. .......................          712,500
                                                                                      ------------
                                      Healthcare Services - 2.2%
                     19,000           United Healthcare Corp. ...................         733,875
                                                                                      ------------
                                      Household Products - 2.3%
                      9,500           Colgate-Palmolive Co. .....................          771,875
                                                                                      ------------
                                      Insurance - 2.2%
                      8,000           American International Group, Inc. ........          760,000
                                                                                      ------------
                                      Manufacturing - 4.3%
                     11,000           Illinois Tool Works, Inc. .................          760,375
                     16,800           Tyco International Ltd. ...................          709,800
                                                                                      ------------
                                                                                         1,470,175
                                                                                      ------------
                                      Metals/Mining - 2.3%
                     16,500           Nucor Corp. ...............................          771,375
                                                                                      ------------
                                      Miscellaneous Financial Services - 4.3%
                     14,500           Dean Witter Discover and Co. ..............          725,000
                     29,500           Schwab (Charles) Corp. ....................          737,500
                                                                                      ------------
                                                                                         1,462,500
                                                                                      ------------
                                      Oil/Gas - 2.2%
                      9,000           Schlumberger, Ltd. ........................          759,375
                                                                                      ------------

                                      Railroads - 2.2%
                     10,500           Union Pacific Corp. .......................          765,187
                                                                                      ------------
                                      Retail - 6.5%
                     22,600           Circuit City Stores, Inc. .................          711,900
                     14,000           Home Depot, Inc. ..........................          743,750
                     28,600           Wal-Mart Stores, Inc. .....................          757,900
                                                                                      ------------
                                                                                         2,213,550
                                                                                      ------------
                                      Telecommunications - 8.4%
                     23,000           General Instrument Corp.* .................          629,625
                     21,000           Lucent Technologies, Inc. .................          774,375
                     13,700           Motorola, Inc. ............................          731,237
                     11,500           Tellabs, Inc.* ............................          728,813
                                                                                      ------------
                                                                                         2,864,050
                                                                                      ------------
                                      Tobacco/Beverages/Food Products - 4.2%
                     13,500           General Mills, Inc. .......................          742,500
                     24,000           PepsiCo, Inc. .............................          690,000
                                                                                      ------------
                                                                                         1,432,500
                                                                                      ------------
                                      Toys/Games/Hobby - 2.2%
                     28,000           Mattel, Inc. ..............................          738,500
                                                                                      ------------
                                      Total Common Stocks
                                      (cost--$29,012,984) .......................     $ 31,455,442
                                                                                      ------------
          Total Investments
             (cost--$31,212,180) ........................................     99.1%   $ 33,654,638

          Other Assets in Excess of
             Other Liabilities ..........................................      0.9         307,558
                                                                           -------    ------------
          Total Net Assets ..............................................    100.0%   $ 33,962,196
                                                                           =======    ============

----------
* Non-income producing security.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO



    Principal
     Amount                                                                                  Value
------------------                                                                     -----------------
                      SHORT-TERM CORPORATE NOTE - 3.1%
                      Telecommunications
         $680,000     A T & T Corp.
                         5.35%, 9/03/96
                         (cost -- $679,798) .........................................         $  679,798
                                                                                       -----------------
     Shares
------------------
                      COMMON STOCKS - 96.2%
                      Airlines - 2.7%
           24,500     Comair Holdings, Inc.  ........................................         $  588,000
                                                                                       -----------------
                      Building & Construction - 3.3%
           18,000     Cavalier Homes, Inc.  .........................................            346,500
           30,000     Southern Energy Homes, Inc. * .................................            390,000
                                                                                       -----------------
                                                                                                 736,500
                                                                                       -----------------
                      Commercial Services - 10.6%
           10,500     COREStaff, Inc. *  ............................................            441,000
           13,300     Data Processing Resources Corp. *  ............................            246,050
           14,500     F.Y.I., Inc.*  ................................................            282,750
           16,500     RemedyTemp, Inc. *  ...........................................            309,375
           15,000     RTW, Inc. * ...................................................            423,750
           13,400     TeleSpectrum Worldwide, Inc. *  ...............................            236,175
           21,000     Youth Services, Inc. *  .......................................            406,875
                                                                                       -----------------
                                                                                               2,345,975
                                                                                       -----------------
                      Computer Services - 1.4%
           14,000     Transition Systems, Inc. *  ...................................            316,750
                                                                                       -----------------
                      Computer Software - 7.2%
           12,000     CBT Group Plc. Sponsored ADR *  ...............................            537,000
           11,000     Electronics for Imaging, Inc. *  ..............................            695,750
            8,000     Remedy Corp. * ................................................            364,000
                                                                                       -----------------
                                                                                               1,596,750
                                                                                       -----------------
                      Correctional Facilities - 1.5%
           14,000     Wackenhut Corrections Corp. *  ................................            341,250
                                                                                       -----------------
                      Drugs & Medical Products - 5.4%
            7,050     Gelman Sciences, Inc. * .......................................            204,450
           26,500     Meridian Diagnostics, Inc.   ..................................            374,313
           26,000     Respironics, Inc. * ...........................................            611,000
                                                                                       -----------------
                                                                                               1,189,763
                                                                                       -----------------
                      Electronics - 8.0%

           29,500     Methode Electronics, Inc. - Class A ...........................            560,500
           15,500     Perceptron, Inc. * ............................................            503,750
           21,500     SDL, Inc. * ...................................................            413,875
           19,500     Special Devices, Inc. * .......................................            297,375
                                                                                       -----------------
                                                                                               1,775,500
                                                                                       -----------------
                      Entertainment - 1.9%
           11,500     Regal Cinemas, Inc. *  ........................................            428,375
                                                                                       -----------------
                      Food Services - 2.6%
           17,000     Lone Star Steakhouse & Saloon  * ..............................            563,125
                                                                                       -----------------
                      Healthcare Services - 6.3%
           12,050     Alternative Living Services, Inc. *  ..........................            182,256
           22,000     Omnicare, Inc.  ...............................................            539,000
           11,100     Orthodontic Centers of America, Inc. *  .......................            419,025
            9,500     Sunrise Assisted Living, Inc. *  ..............................            251,750
                                                                                       -----------------
                                                                                               1,392,031
                                                                                       -----------------
                      Insurance - 2.4%
           13,500     United Dental Care, Inc. * ....................................            523,125
                                                                                       -----------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO (cont'd)


     Shares                                                                                  Value
------------------                                                                     -----------------
                      Leasing - 1.2%
           12,000     Alrenco, Inc. *  ..............................................         $  270,000
                                                                                       -----------------
                      Lodging - 5.0%
           34,000     La Quinta Inns, Inc.  .........................................            650,250
           19,500     Suburban Lodges of America, Inc. *  ...........................            458,250
                                                                                       -----------------
                                                                                               1,108,500
                                                                                       -----------------
                      Manufacturing - 3.6%
           15,500     Advanced Lighting Technologies, Inc. *  .......................            271,250

           18,600     Chicago Miniature Lamp, Inc. *  ...............................            520,800
                                                                                       -----------------
                                                                                                 792,050
                                                                                       -----------------
                      Miscellaneous Financial Services - 1.4%
           27,000     Jayhawk Acceptance Corp. * ....................................            300,375
                                                                                       -----------------
                      Oil/Gas - 1.9%
           11,000     Carbo Ceramics, Inc.  .........................................            206,250
           14,500     Drilex International, Inc. *  .................................            203,000
                                                                                       -----------------
                                                                                                 409,250
                                                                                       -----------------
                      Printing & Publishing - 2.9%
            9,500     Scholastic Corp. * ............................................            643,625
                                                                                       -----------------
                      Retail - 8.5%
            9,300     Barnett, Inc. *  ..............................................            225,525
            9,800     CompUSA, Inc. * ...............................................            393,225
           14,000     Dollar Tree Stores, Inc. * ....................................            448,000
           14,500     Gadzooks, Inc. * ..............................................            551,000
           11,000     Marks Brothers Jewelers, Inc. *  ..............................            264,000
                                                                                       -----------------
                                                                                               1,881,750
                                                                                       -----------------
                      Telecommunications - 11.3%
            3,900     Century Telephone Enterprises .................................            132,112
           14,500     Davox Corp. *  ................................................            493,000
           23,600     Harmonic Lightwaves, Inc. * ...................................            472,000
            2,600     Periphonics Corp. *  ..........................................            104,650
           13,000     PictureTel Corp. * ............................................            427,375
           13,500     Teltrend, Inc. * ..............................................            632,813
           19,150     TresCom International, Inc. * .................................            225,012
                                                                                       -----------------
                                                                                               2,486,962
                                                                                       -----------------
                      Toys/Games/Hobby - 1.7%
           14,200     Galoob (Lewis) Toys, Inc. * ...................................            372,750
                                                                                       -----------------
                      Transportation - 2.7%
           17,000     Rural/Metro Corp. * ...........................................            586,500
                                                                                       -----------------
                      Other - 2.7%
           17,500     Stewart Enterprises, Inc.  ....................................            595,000
                                                                                       -----------------
                      Total Common Stocks
                         (cost--$17,250,419) ........................................        $21,243,906
                                                                                       -----------------
Total Investments
   (cost--$17,930,217) ..................................................      99.3%         $21,923,704

Other Assets in Excess of
   Other Liabilities ....................................................       0.7              147,672
                                                                           ----------- -----------------

Total Net Assets ........................................................     100.0%         $22,071,376
                                                                           =========== =================

----------
*  Non-income producing security.

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

               Shares                                                                    Value
          ------------------                                                          ------------
                                      COMMON STOCKS - 90.1%
                                      ARGENTINA - 2.5%
                                      Conglomerate - 1.3%
                      7,700           Perez Companc S.A. Sponsored ADR .............  $     87,434
                                                                                      ------------
                                      Telecommunications - 1.2%
                      3,500           Telefonica de Argentina S.A.
                                         Sponsored ADR .............................        83,562
                                                                                      ------------
                                                                                           170,996
                                                                                      ------------
                                      BRAZIL - 1.1%
                                      Utilities
                      2,500           Cemig S.A. Sponsored ADR .....................        75,258
                                                                                      ------------
                                      CHILE - 1.8%
                                      Utilities
                      5,500           Chilgener S.A. Sponsored ADR .................       127,875
                                                                                      ------------
                                      FRANCE - 8.3%
                                      Automotive  - 1.7%
                      4,000           Peugeot Citroen S.A. Sponsored ADR ...........       114,712
                                                                                      ------------
                                      Chemicals - 2.3%
                      6,136           Rhone-Poulenc S.A. Sponsored ADR .............       161,837
                                                                                      ------------
                                      Electronics - 2.4%
                      4,000           SGS-Thomson Microelectronics N.V. * ..........       163,500
                                                                                      ------------
                                      Oil/Gas - 1.9%

                      3,500           Elf Aquitane S.A. Sponsored ADR ..............       127,750
                                                                                      ------------
                                                                                           567,799
                                                                                      ------------
                                      GERMANY - 4.6%
                                      Banking - 1.4%
                      2,000           Deutsche Bank AG Sponsored ADR ...............        98,917
                                                                                      ------------
                                      Chemicals - 1.6%
                      3,000           Hoechst AG ADR ...............................       106,500
                                                                                      ------------
                                      Machinery/Engineering - 1.6%
                        300           Mannesmann AG Sponsored ADR ..................       108,404
                                                                                      ------------
                                                                                           313,821
                                                                                      ------------
                                      HONG KONG - 2.3%
                                      Real Estate
                      5,100           Hong Kong Land Holdings, Ltd.
                                         Sponsored ADR .............................        57,885
                     10,000           Sun Hung Kai Properties Ltd.
                                         Sponsored ADR .............................        97,636
                                                                                      ------------
                                                                                           155,521
                                                                                      ------------
                                      INDIA - 2.9%
                                      Textiles - 1.0%
                        750           Century Textiles and Industries Ltd.
                                         Sponsored GDR .............................        69,750
                                                                                      ------------
                                      Utilities - 1.9%
                      6,650           BSES Ltd. GDR ................................       128,013
                                                                                      ------------
                                                                                           197,763
                                                                                      ------------
                                      ITALY - 3.4%
                                      Drugs & Medical Products - 1.5%
                      5,700           De Rigo SpA Sponsored ADR * ..................        99,038
                                                                                      ------------
                                      Oil/Gas - 1.9%
                      3,000           ENI SpA Sponsored ADR ........................       132,750
                                                                                      ------------
                                                                                           231,788
                                                                                      ------------
                                      JAPAN - 34.8%
                                      Automotive - 2.0%
                      2,800           Toyota Motor Corp. ADR .......................       134,750
                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (cont'd)

               Shares                                                                    Value
          ------------------                                                          ------------
                                         JAPAN (cont'd)
                                         Banking - 6.6%
                      7,000              Bank of Tokyo-Mitsubishi ADR ..............  $    144,375
                        900              Mitsubishi Trust & Banking Corp.
                                            Sponsored ADR ..........................       135,083
                        930              Sumitomo Bank Ltd. Japan ADR ..............       170,414
                                                                                      ------------
                                                                                           449,872
                                                                                      ------------
                                         Building & Construction - 1.7%
                      1,800              Taisei Corp. ADR ..........................       114,199
                                                                                      ------------
                                         Chemicals - 1.9%
                      2,000              Asahi Chemical Industry Co. Ltd. ADR ......       134,438
                                                                                      ------------
                                         Conglomerate - 1.9%
                      6,000              Mitsubishi Corp. Sponsored ADR ............       133,700
                                                                                      ------------
                                         Drugs & Medical Products - 1.9%
                      7,470              Eisai Co. Ltd. Sponsored ADR ..............       129,315
                                                                                      ------------
                                         Electronics - 8.0%
                      1,300              Hitachi Ltd. Sponsored ADR ................       119,275
                        900              Kyocera Corp. Sponsored ADR ...............       122,400
                        850              Sharp Corp. ADR ...........................       134,622
                      2,700              Sony Corp. Sponsored ADR ..................       170,775
                                                                                      ------------
                                                                                           547,072
                                                                                      ------------
                                         Manufacturing - 1.5%
                        650              Bridgestone Corp. ADR .....................       106,538
                                                                                      ------------
                                         Metals/Mining - 2.3%
                      4,650              Kawasaki Steel Corp. Sponsored ADR ........       156,284
                                                                                      ------------
                                         Miscellaneous Financial Services - 1.5%
                        600              Nomura Securities Co. Ltd. ADR ............       104,420
                                                                                      ------------
                                         Photography - 1.7%
                      1,300              Canon, Inc. Sponsored ADR .................       120,412
                                                                                      ------------

                                         Real Estate - 1.8%
                      1,000              Mitsubishi Estate Co. Ltd. ADR ............       122,468
                                                                                      ------------
                                         Retail - 2.0%
                        640              Ito-Yokado Co. Ltd. Sponsored ADR .........       134,720
                                                                                      ------------
                                                                                         2,388,188
                                                                                      ------------
                                         MALAYSIA - 1.4%
                                         Entertainment
                     13,000              Genting Berhad ADR ........................        95,917
                                                                                      ------------
                                         NETHERLANDS - 2.1%
                                         Printing/Publishing
                      8,200              VNU - Ver Ned Bezit Sponsored ADR .........       142,555
                                                                                      ------------
                                         PHILIPPINES - 2.2%
                                         Telecommunications
                      2,500              Philippine Long Distance Telephone Co.
                                            Sponsored ADR ..........................       149,687
                                                                                      ------------
                                         SOUTH KOREA - 1.4%
                                         Telecommunications
                      6,000              Korea Mobile Telecommunications ADR * .....        96,000
                                                                                      ------------
                                         SWEDEN - 4.0%
                                         Machinery/Engineering - 1.8%
                      5,500              Sandvik AB Sponsored ADR ..................       125,542
                                                                                      ------------

August 31, 1996
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (cont'd)

               Shares                                                                    Value
          ------------------                                                          ------------
                                      SWEDEN (cont'd)
                                      Telecommunications - 2.2%
                      6,500           Telefonaktiebolaget LM Ericsson
                                         Sponsored ADR .............................  $    149,906
                                                                                      ------------
                                                                                           275,448

                                                                                      ------------
                                      SWITZERLAND - 2.3%
                                      Drugs & Medical Products
                      2,500           Ciba-Geigy AG Sponsored ADR ..................       158,125
                                                                                      ------------
                                      THAILAND - 1.1%
                                      Telecommunications
                      6,000           Advanced Info Services PCL Sponsored ADR .....        78,719
                                                                                      ------------
                                      UNITED KINGDOM - 12.3%
                                      Airports - 1.1%
                     10,000           BAA Plc. Sponsored ADR .......................        75,179
                                                                                      ------------
                                      Banking - 2.5%
                      1,200           Barclays Plc. Sponsored ADR ..................        69,000
                        600           HSBC Holdings Plc. Sponsored ADR .............       103,585
                                                                                      ------------
                                                                                           172,585
                                                                                      ------------
                                      Building & Construction - 1.1%
                     11,000           Redland Plc. Sponsored ADR ...................        78,375
                                                                                      ------------
                                      Conglomerate - 0.4%
                      1,820           Rank Group Plc. Sponsored ADR ................        26,390
                                                                                      ------------
                                      Drugs & Medical Products - 2.4%
                      3,000           Glaxo Wellcome Plc. Sponsored ADR ............        85,500
                      5,000           Medeva Plc. Sponsored ADR ....................        76,875
                                                                                      ------------
                                                                                           162,375
                                                                                      ------------
                                      Manufacturing - 0.8%
                      3,200           Tomkins Plc. Sponsored ADR ...................        52,000
                                                                                      ------------
                                      Media/Broadcasting - 1.1%
                      2,000           Carlton Communications Plc. Sponsored ADR ....        76,687
                                                                                      ------------
                                      Oil/Gas - 1.3%
                      1,000           Shell Transport & Trading Co. ADR ............        87,500
                                                                                      ------------
                                      Tobacco/Beverages/Food Products - 1.6%
                      2,700           Bass Plc. Sponsored ADR ......................        71,212
                      3,000           BAT Industries Plc. Sponsored ADR ............        39,750
                                                                                      ------------
                                                                                           110,962
                                                                                      ------------
                                                                                           842,053
                                                                                      ------------
                                      UNITED STATES - 1.6%
                                      Other
                      8,000           Foreign Fund, Inc.
                                         (WEBS - Malaysian Index Series) ...........       112,000
                                                                                      ------------
                                      Total Common Stocks

                                         (cost--$6,210,114) ........................  $  6,179,513
                                                                                      ------------
              Contracts
          ------------------
                                      PURCHASED PUT OPTION ON FOREIGN
                                      CURRENCY - 0.7%
                         98           Philadelphia Stock Exchange Japanese Yen Put
                                         expiring Dec. '96 @ $91.00
                                         (cost--$61,585) ...........................  $     44,713
                                                                                      ------------
          Total Investments
             (cost--$6,271,699) .........................................     90.8%   $  6,224,226

          Other Assets in Excess of
             Other Liabilities ..........................................      9.2         632,712
                                                                           -------    ------------
          Total Net Assets ..............................................    100.0%   $  6,856,938
                                                                           =======    ============

----------
* Non-income producing security.

                 See accompanying notes to financial statements.

August 31, 1996
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                               -----------    -----------    ----------    -----------
                                                   U.S.                                       Large
                                                Government     Investment     Municipal   Capitalization
                                               Money Market   Quality Bond      Bond          Value
                                                Portfolio      Portfolio      Portfolio     Portfolio
                                               -----------    -----------    ----------    -----------
Assets
  Investments, at value (cost--$22,786,993;
    $16,630,066; $4,432,785; $16,117,632;
    $31,212,180; $17,930,217 and
    $6,271,699, respectively) ..............   $22,786,993    $16,363,418    $4,435,433    $18,042,515
  Cash .....................................         2,264        104,685       152,738         82,489
  Receivable for shares of beneficial
    interest sold ..........................       103,659         96,525        31,243        145,350
  Deferred organization expenses ...........        38,246         38,246        38,246         38,246
  Interest receivable ......................        26,119        300,269        68,927           --
  Receivable from manager ..................          --             --           3,900           --
  Dividends receivable .....................          --             --            --           21,955

  Receivable for investments sold ..........          --             --            --             --
  Prepaid expenses and other assets ........           660            607           403            663
                                               -----------    -----------    ----------    -----------
     Total Assets ..........................    22,957,941     16,903,750     4,730,890     18,331,218
                                               -----------    -----------    ----------    -----------

Liabilities
  Payable to manager .......................        10,678          8,835          --            9,064
  Administration fee payable ...............         3,557          3,557         3,557          3,557
  Payable for shares of beneficial
    interest redeemed ......................         2,509             65          --           14,120
  Dividends payable ........................          --             --           1,244           --
  Payable for investments purchased ........          --             --            --             --
  Other payables and accrued expenses ......        34,897         27,244        18,341         30,018
                                               -----------    -----------    ----------    -----------
       Total Liabilities ...................        51,641         39,701        23,142         56,759
                                               -----------    -----------    ----------    -----------

Net Assets
  Shares of beneficial interest at par value        22,906          1,702           471          1,265
  Paid-in-surplus ..........................    22,883,426     17,114,514     4,716,454     15,948,727
  Accumulated undistributed net investment
    income (loss) ..........................          --             --            --           81,988
  Accumulated net realized gain (loss)
    on investments .........................           (32)        (6,296)      (11,825)       317,596
  Accumulated net realized gain on foreign
    currency transactions ..................          --           20,777          --             --
  Net unrealized appreciation (depreciation)
    on investments .........................          --         (266,648)        2,648      1,924,883
                                               -----------    -----------    ----------    -----------
       Total Net Assets ....................   $22,906,300    $16,864,049    $4,707,748    $18,274,459
                                               ===========    ===========    ==========    ===========

   Shares of beneficial interest outstanding    22,906,332      1,701,884       470,817      1,264,513
                                               -----------    -----------    ----------    -----------
   Net asset value and offering
     price per share .......................   $      1.00    $      9.91    $    10.00    $     14.45
                                               ===========    ===========    ==========    ===========


                                                -----------      -----------      ----------
                                                   Large
                                                Capitalization      Small       International
                                                  Growth       Capitalization       Equity
                                                 Portfolio        Portfolio       Portfolio
                                                -----------      -----------      ----------
Assets
  Investments, at value (cost--$22,786,993;
    $16,630,066; $4,432,785; $16,117,632;
    $31,212,180; $17,930,217 and
    $6,271,699, respectively) ..............    $33,654,638      $21,923,704      $6,224,226
  Cash .....................................        456,866            2,686         587,964

  Receivable for shares of beneficial
    interest sold ..........................        192,852           44,509          22,819
  Deferred organization expenses ...........         38,246           38,246          38,246
  Interest receivable ......................          3,057             --              --
  Receivable from manager ..................           --               --              --
  Dividends receivable .....................         32,365              925          10,646
  Receivable for investments sold ..........           --            237,471            --
  Prepaid expenses and other assets ........            826              768           2,835
                                                -----------      -----------      ----------
     Total Assets ..........................     34,378,850       22,248,309       6,886,736
                                                -----------      -----------      ----------

Liabilities
  Payable to manager .......................         18,667           11,856             178
  Administration fee payable ...............          3,557            3,557           3,557
  Payable for shares of beneficial
    interest redeemed ......................          7,675            9,637           1,949
  Dividends payable ........................           --               --              --
  Payable for investments purchased ........        343,584          119,283            --
  Other payables and accrued expenses ......         43,171           32,600          24,114
                                                -----------      -----------      ----------
       Total Liabilities ...................        416,654          176,933          29,798
                                                -----------      -----------      ----------

Net Assets
  Shares of beneficial interest at par value          2,581            1,626             715
  Paid-in-surplus ..........................     32,506,732       17,785,924       6,840,435
  Accumulated undistributed net investment
    income (loss) ..........................        (31,012)        (151,486)         11,612
  Accumulated net realized gain (loss)
    on investments .........................       (958,563)         441,825         (13,965)
  Accumulated net realized gain on foreign
    currency transactions ..................           --               --            65,614
  Net unrealized appreciation (depreciation)
    on investments .........................      2,442,458        3,993,487         (47,473)
                                                -----------      -----------      ----------
       Total Net Assets ....................    $33,962,196      $22,071,376      $6,856,938
                                                ===========      ===========      ==========

   Shares of beneficial interest outstanding      2,581,231        1,625,699         714,966
                                                -----------      -----------      ----------
   Net asset value and offering
     price per share .......................    $     13.16      $     13.58      $     9.59
                                                ===========      ===========      ==========

See accompanying notes to financial statements.

Year Ended August 31, 1996

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                  ------------    ------------    ---------  -------------------
                                                      U.S.                                         Large
                                                   Government      Investment     Municipal    Capitalization
                                                  Money Market    Quality Bond       Bond          Value
                                                   Portfolio       Portfolio      Portfolio      Portfolio
                                                  ------------    ------------    ---------  -------------------
Investment Income
  Dividends ....................................        --              --             --          $144,879 (1)
  Interest .....................................     $797,041        $654,570       $159,494        114,247
                                                     --------        --------       --------        -------
    Total investment income ....................      797,041         654,570        159,494        259,126
                                                     --------        --------       --------        -------

Operating Expenses
  Management fees (note 2a) ....................       69,728          59,739         16,872         75,690
  Administration fees (note 2c) ................       42,000          42,000         42,000         42,000
  Transfer and dividend disbursing agent fees ..       54,496          37,322         10,810         43,883
  Custodian fees (note 2a) .....................       45,875          44,832         53,928         47,613
  Registration fees ............................       20,085          18,435         14,598         17,249
  Amortization of deferred organization
    expenses (note 1c) .........................       12,784          12,784         12,784         12,784
  Auditing fees ................................        7,300           7,300          8,200          7,300
  Reports and notices to shareholders ..........        6,169           4,758          1,681          5,021
  Legal fees ...................................        1,653           1,295            710          1,368
  Trustees' fees ...............................        --              --             --             --
  Miscellaneous ................................        1,970           1,921          1,700          1,975
                                                     --------        --------       --------        -------
    Total operating expenses ...................      262,060         230,386        163,283        254,883
      Less: Management fees waived and/or
              expenses assumed (note 2a) .......      (96,550)        (88,339)      (125,675)      (106,240)
            Expense offset
              arrangement (note 2a) ............         (364)        (13,512)        (1,774)        (2,125)
                                                     --------        --------       --------        -------
      Net operating expenses ...................      165,146         128,535         35,834        146,518
                                                     --------        --------       --------        -------

        Net investment income (loss) ...........      631,895         526,035        123,660        112,608
                                                     --------        --------       --------        -------

Realized and Unrealized
Gain(Loss) on Investments-Net
  Net realized gain (loss) on securities .......          (32)          1,585         (7,549)       317,589
  Net realized gain on foreign currency
    transactions ...............................        --             20,777          --             --
                                                     --------        --------       --------        -------
      Net realized gain (loss) on investments ..          (32)         22,362         (7,549)       317,589.

  Net change in unrealized appreciation

    (depreciation) on investments ..............        --           (313,450)       (20,197)     1,390,237
                                                     --------        --------       --------        -------

    Net realized gain (loss) and change in
       unrealized appreciation (depreciation)
       on investments ..........................          (32)       (291,088)       (27,746)     1,707,826
                                                     --------        --------       --------        -------

  Net increase in net assets resulting from
    operations .................................     $631,863        $234,947        $95,914     $1,820,434
                                                     ========        ========        =======     ==========

                                                     ---------------- -------------------- -----------------
                                                           Large
                                                       Capitalization        Small            International
                                                           Growth       Capitalization           Equity
                                                         Portfolio         Portfolio            Portfolio
                                                     ---------------- -------------------- -----------------
Investment Income
  Dividends ....................................           $205,211               $24,143         $79,529 (1)
  Interest .....................................             39,115                51,448         --
                                                          ---------             ---------         -------
    Total investment income ....................            244,326                75,591          79,529
                                                          ---------             ---------         -------

Operating Expenses
  Management fees (note 2a) ....................            149,335               118,415          37,644
  Administration fees (note 2c) ................             42,000                42,000          42,000
  Transfer and dividend disbursing agent fees ..             74,410                61,514          23,162
  Custodian fees (note 2a) .....................             54,219                64,488          49,436
  Registration fees ............................             22,607                15,317          15,417
  Amortization of deferred organization
    expenses (note 1c) .........................             12,784                12,784          12,784
  Auditing fees ................................              7,300                 7,300          11,100
  Reports and notices to shareholders ..........              9,362                 7,744           2,465
  Legal fees ...................................              2,175                 1,632             830
  Trustees' fees ...............................              4,425               --              --
  Miscellaneous ................................              4,728                 3,096           1,383
                                                          ---------             ---------         -------
    Total operating expenses ...................            383,345               334,290         196,221
      Less: Management fees waived and/or
              expenses assumed (note 2a) .......            (75,686)             (106,549)       (113,174)
            Expense offset
              arrangement (note 2a) ............            (32,338)                 (685)        (15,136)
                                                          ---------             ---------         -------
      Net operating expenses ...................            275,321               227,056          67,911
                                                          ---------             ---------         -------

        Net investment income (loss) ...........            (30,995)             (151,465)         11,618
                                                          ---------             ---------         -------

Realized and Unrealized

Gain(Loss) on Investments-Net
  Net realized gain (loss) on securities .......           (958,517)              442,165          52,023
  Net realized gain on foreign currency
    transactions ...............................              --                    --             65,614
                                                          ---------             ---------         -------
      Net realized gain (loss) on investments ..           (958,517)              442,165         117,637

  Net change in unrealized appreciation
    (depreciation) on investments ..............          1,243,929             1,684,758         (50,666)
                                                          ---------             ---------         -------

    Net realized gain (loss) and change in
       unrealized appreciation (depreciation)
       on investments ..........................            285,412             2,126,923          66,971
                                                          ---------             ---------         -------

  Net increase in net assets resulting from
    operations .................................           $254,417             $1,975,458        $78,589
                                                          =========             =========         =======


(1) Net of foreign withholding taxes of $143 and $13,462 for Large Capitalization Value and International Equity, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       --------------------------------        --------------------------------
                                                         U.S. Government Money Market               Investment Quality Bond
                                                                  Portfolio                               Portfolio
                                                       --------------------------------        --------------------------------

                                                                        September 2, 1994(1)                    September 2, 1994(1)
                                                        Year Ended             to               Year Ended               to
                                                      August 31, 1996     August 31, 1995      August 31, 1996     August 31, 1995
                                                       ------------        ------------        ------------        ------------
Operations
  Net investment income (loss) .................       $    631,895        $    101,762        $    526,035        $     91,743
  Net realized gain (loss) on investments ......                (32)                  1              22,362                (949)
  Net change in unrealized appreciation
     (depreciation) on investments .............               --                  --              (313,450)             46,802
                                                       ------------        ------------        ------------        ------------

    Net increase (decrease) in net assets
      resulting from operations ................            631,863             101,763             234,947             137,596
                                                       ------------        ------------        ------------        ------------

Dividends and Distributions to
Shareholders
  Net investment income ........................           (631,896)           (101,762)           (526,035)            (91,743)
  Net realized gain ............................               --                  --                (6,932)               --
                                                       ------------        ------------        ------------        ------------
    Total dividends and distributions
      to shareholders ..........................           (631,896)           (101,762)           (532,967)            (91,743)
                                                       ------------        ------------        ------------        ------------

Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................         24,971,593           5,475,388          14,478,935           4,973,274
  Reinvestment of dividends and distributions ..            618,794             100,393             526,071              89,810
  Cost of shares redeemed ......................         (7,756,080)           (603,756)         (2,345,771)           (606,103)
                                                       ------------        ------------        ------------        ------------
    Net increase in net assets from share
      transactions of beneficial interest ......         17,834,307           4,972,025          12,659,235           4,456,981
                                                       ------------        ------------        ------------        ------------

        Total increase in net assets ...........         17,834,274           4,972,026          12,361,215           4,502,834


Net Assets
  Beginning of period ..........................          5,072,026             100,000           4,502,834                   0
                                                       ------------        ------------        ------------        ------------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;
    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $ 22,906,300        $  5,072,026        $ 16,864,049        $  4,502,834
                                                       ============        ============        ============        ============

Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................         24,971,593           5,475,388           1,435,999             499,131
  Issued from reinvestment of dividends ........
    and distributions ..........................            618,794             100,393              52,358               9,006
  Redeemed .....................................         (7,756,080)           (603,756)           (233,347)            (61,263)
                                                       ------------        ------------        ------------        ------------
    Net increase ...............................         17,834,307           4,972,025           1,255,010             446,874
                                                       ============        ============        ============        ============

                                                       --------------------------------
                                                                Municipal Bond
                                                                  Portfolio
                                                       --------------------------------
                                                                        September 2, 1994(1)
                                                        Year Ended              to
                                                      August 31, 1996      August 31, 19

                                                       ------------        ------------
Operations
  Net investment income (loss) .................       $    123,660        $     26,104
  Net realized gain (loss) on investments ......             (7,549)             (4,276)
  Net change in unrealized appreciation
     (depreciation) on investments .............            (20,197)             22,845
                                                       ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations ................             95,914              44,673
                                                       ------------        ------------

Dividends and Distributions to
Shareholders
  Net investment income ........................           (123,660)            (26,104)
  Net realized gain ............................               --                  --
                                                       ------------        ------------
    Total dividends and distributions
      to shareholders ..........................           (123,660)            (26,104)
                                                       ------------        ------------

Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................          3,903,159           1,680,554
  Reinvestment of dividends and distributions ..            121,243              25,671
  Cost of shares redeemed ......................           (766,332)           (247,370)
                                                       ------------        ------------
    Net increase in net assets from share
      transactions of beneficial interest ......          3,258,070           1,458,855
                                                       ------------        ------------

        Total increase in net assets ...........          3,230,324           1,477,424


Net Assets
  Beginning of period ..........................          1,477,424                   0
                                                       ------------        ------------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;
    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $  4,707,748        $  1,477,424
                                                       ============        ============

Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................            386,019             172,119
  Issued from reinvestment of dividends ........
    and distributions ..........................             12,042               2,624
  Redeemed .....................................            (76,024)            (25,963)
                                                       ------------        ------------
    Net increase ...............................            322,037             148,780
                                                       ============        ============

                                                       -------------------------------        --------------------------------
                                                         Large Capitalization Value              Large Capitalization Growth
                                                                 Portfolio                               Portfolio
                                                       -------------------------------        --------------------------------

                                                                        September 2, 1994(1)                   September 2, 1994(1)
                                                        Year Ended              to             Year Ended               to
                                                      August 31, 1996    August 31, 1995     August 31, 1996     August 31, 1995
                                                       ------------        -----------        ------------        ------------
Operations
  Net investment income (loss) .................       $    112,608        $    52,804        ($    30,995)       $     10,814
  Net realized gain (loss) on investments ......            317,589             85,960            (958,517)             30,050
  Net change in unrealized appreciation
     (depreciation) on investments .............          1,390,237            534,646           1,243,929           1,198,529
                                                       ------------        -----------        ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations ................          1,820,434            673,410             254,417           1,239,393
                                                       ------------        -----------        ------------        ------------

Dividends and Distributions to
Shareholders
  Net investment income ........................            (76,779)            (6,645)             (9,008)             (1,823)
  Net realized gain ............................            (85,953)              --               (30,096)               --
                                                       ------------        -----------        ------------        ------------
    Total dividends and distributions
      to shareholders ..........................           (162,732)            (6,645)            (39,104)             (1,823)
                                                       ------------        -----------        ------------        ------------

Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................         13,591,164          6,169,560          27,913,201          11,032,593
  Reinvestment of dividends and distributions ..            161,529              6,623              38,924               1,816
  Cost of shares redeemed ......................         (2,650,626)        (1,328,258)         (5,312,493)         (1,164,728)
                                                       ------------        -----------        ------------        ------------
    Net increase in net assets from share
      transactions of beneficial interest ......         11,102,067          4,847,925          22,639,632           9,869,681
                                                       ------------        -----------        ------------        ------------

        Total increase in net assets ...........         12,759,769          5,514,690          22,854,945          11,107,251


Net Assets

  Beginning of period ..........................          5,514,690                  0          11,107,251                   0
                                                       ------------        -----------        ------------        ------------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;

    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $ 18,274,459        $ 5,514,690        $ 33,962,196        $ 11,107,251
                                                       ============        ===========        ============        ============

Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................            996,818            568,685           2,115,299             968,006
  Issued from reinvestment of dividends
    and distributions ..........................             12,415                669               2,926                 182
  Redeemed .....................................           (193,154)          (120,920)           (400,706)           (104,476)
                                                       ------------        -----------        ------------        ------------
    Net increase ...............................            816,079            448,434           1,717,519             863,712
                                                       ============        ===========        ============        ============


                                                       --------------------------------        ------------------------------
                                                              Small Capitalization                  International Equity
                                                                   Portfolio                              Portfolio
                                                       --------------------------------        ------------------------------
                                                                       September 2, 1994(1)                   September 2, 1994(1)
                                                         Year Ended            to              Year Ended              to
                                                      August 31, 1996    August 31, 1995     August 31, 1996    August 31, 1995
                                                       ------------        ------------        -----------        -----------
Operations
  Net investment income (loss) .................       ($   151,465)       $      4,428        $    11,618        $    15,086
  Net realized gain (loss) on investments ......            442,165             492,075            117,637            (44,732)
  Net change in unrealized appreciation
     (depreciation) on investments .............          1,684,758           2,308,729            (50,666)             3,193
                                                       ------------        ------------        -----------        -----------
    Net increase (decrease) in net assets
      resulting from operations ................          1,975,458           2,805,232             78,589            (26,453)
                                                       ------------        ------------        -----------        -----------


Dividends and Distributions to
Shareholders
  Net investment income ........................             (1,315)             (3,134)           (13,977)            (1,115)
  Net realized gain ............................           (492,415)               --              (21,256)              --
                                                       ------------        ------------        -----------        -----------
    Total dividends and distributions
      to shareholders ..........................           (493,730)             (3,134)           (35,233)            (1,115)
                                                       ------------        ------------        -----------        -----------


Share Transactions of
Beneficial Interest
  Net proceeds from sales ......................          8,411,846          13,426,783          5,504,760          3,393,938
  Reinvestment of dividends and distributions ..            493,046               2,991             34,444              1,113
  Cost of shares redeemed ......................         (3,418,635)         (1,128,481)        (1,632,377)          (460,728)
                                                       ------------        ------------        -----------        -----------
    Net increase in net assets from share
      transactions of beneficial interest ......          5,486,257          12,301,293          3,906,827          2,934,323

                                                       ------------        ------------        -----------        -----------


        Total increase in net assets ...........          6,967,985          15,103,391          3,950,183          2,906,755




Net Assets


  Beginning of period ..........................         15,103,391                   0          2,906,755                  0
                                                       ------------        ------------        -----------        -----------
  End of period (including undistributed net
    investment income of $0, $0; $0, $0; $0, $0;
    $81,988, $46,159; ($31,012), $8,991;
    ($151,486), $1,294; $11,612 and $13,971,
    respectively) ..............................       $ 22,071,376        $ 15,103,391        $ 6,856,938        $ 2,906,755
                                                       ============        ============        ===========        ===========


Shares of Beneficial Interest
Issued and Redeemed
  Issued .......................................            654,637           1,300,430            567,890            361,971
  Issued from reinvestment of dividends
    and distributions ..........................             39,783                 308              3,577                118
  Redeemed .....................................           (265,931)           (103,528)          (168,151)           (50,439)
                                                       ------------        ------------        -----------        -----------
    Net increase ...............................            428,489           1,197,210            403,316            311,650
                                                       ============        ============        ===========        ===========

(1) Commencement of operations.


See accompanying notes to financial statements.


                                    36 & 37

August 31, 1996
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Axe-Houghton Associates, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Ivory & Sime International, Inc.: International Equity. OpCap Advisors (the "Administrator") provides the Trust with administrative services. OCC Distributors (formerly Quest for Value Distributors) serves as the Trust's distributor. The Manager, Administrator and Distributor are all affiliates of Oppenheimer Capital. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The following is a summary of significant accounting policies consistently followed by each Portfolio:

     (a) Valuation of Investments

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

     (b) Federal Income Tax

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantally all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

     (c) Deferred Organization Expenses

     In connection with the Trust's organization, each Portfolio incurred approximately $66,000 in costs. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of operations.

     (d) Security Transactions and Other Income

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     (e) Dividends and Distributions

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                        Income       Short-Term      Long-Term
                                       Dividends   Capital Gains   Capital Gains
                                      ------------------------------------------
        U.S. Government Money Market    daily *       annually        annually
        Investment Quality Bond         daily *       annually        annually
        Municipal Bond                  daily *       annually        annually
        Large Capitalization Value     annually       annually        annually
        Large Capitalization Growth    annually       annually        annually
        Small Capitalization           annually       annually        annually
        International Equity           annually       annually        annually
           *  paid monthly

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. For the year ended August 31, 1996 there were no permanent book-tax differences relating to shareholder distributions, therefore, net investment income, net realized gain(loss) and net assets were not affected.

August 31, 1996
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     (f) Purchased Put Option Accounting Policy

     When a Portfolio purchases a put option, it pays a premium and an amount equal to the premium is recorded as an investment. The option is subsequently marked-to-market to reflect its current market value. The Portfolio, as purchaser of an option, has control over whether the option is exercised. If an option expires, the Portfolio realizes a loss in the amount of the premium paid. If an option is exercised, the premium paid is an adjustment to the proceeds from the sale in determining whether the Portfolio has realized a gain or loss. If a Portfolio enters into a closing sale transaction, the difference between the premium paid and the amount received from the sale is the realized gain or loss.

     The Portfolio, as a purchaser of an option, bears the risk of the potential inability of the counter parties to meet the terms of their contracts.

     (g) Allocation of Expenses

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

2. MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .475% for U.S. Government Money Market; .55% for Investment Quality Bond and Municipal Bond; .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization and .75% for International Equity.

     For the year ended August 31, 1996, the Manager voluntarily waived all of its management fees and assumed $26,822; $28,600; $108,803; $30,550 and $75,530 in other operating expenses for U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value and International Equity, respectively. The Manager also voluntarily waived $75,686 and $106,549 in management fees for Large Capitalization Growth and Small Capitalization, respectively, for the year ended August 31, 1996.

     The Portfolios also benefit from a expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing assets, they would have generated income for their respective Portfolios.

     (b) The Manager pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .125% for U.S. Government Money Market; .20% for Investment Quality Bond and Municipal Bond; .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization and .40% for International Equity. For the year ended August 31, 1996, the Manager paid the Advisers $18,350; $21,723; $6,135; $34,934; $68,924;
$54,653 and $20,077 for U.S. Government Money Market, Investment Quality, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

     (c) The administration fee is accrued daily and payable monthly to the Administrator at an annual rate of $42,000 for each Portfolio, provided that each Portfolio's net assets do not exceed $80 million. In the event that a Portfolio's net assets exceed $80 million, an additional fee of .05% of net assets in excess of $80 million shall be payable by the Portfolio. For the year ended August 31, 1996 each Portfolio accrued $42,000 in administrative fees.

     (d) Total brokerage commissions paid by Investment Quality Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity were $965; $15,975; $50,200; $17,848 and $27,884, respectively. Oppenheimer & Co., Inc., an affiliate of the Manager, received $6,138 and $180 from Large Capitalization Value and Small Capitalization, respectively; Hoeing & Co., Inc., an affiliate of Axe-Houghton Associates, Inc., received $500 and $40 from Investment Quality and Small Capitalization, respectively, for the year ended August 31, 1996.

3. PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 1996 purchases and sales of investment securities, other than short-term securities were as follows:

                                               Purchases            Sales
                                              ------------------------------
          Investment Quality Bond             $18,163,985        $ 5,768,974
          Municipal Bond                        3,209,469            289,416
          Large Capitalization Value           11,669,819          2,484,727
          Large Capitalization Growth          31,783,341         10,699,865
          Small Capitalization                 21,304,759         16,564,650
          International Equity                  6,280,235          2,616,934

     For the year ended August 31, 1996, U.S. Government Money Market had purchases and sales/maturities of short-term securities of $170,835,597 and

$153,955,476, respectively.

     4. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At August 31, 1996, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                       Appreciation    (Depreciation)       Net         Tax Cost
                                       ----------------------------------------------------------
         Investment Quality Bond       $     2,285      ($  268,933)   ($  266,648)   $16,630,066
         Municipal Bond                     37,583          (34,935)         2,648      4,432,785
         Large Capitalization Value      2,085,761         (160,878)     1,924,883     16,117,632
         Large Capitalization Growth     3,339,162         (902,437)     2,436,725     31,217,913
         Small Capitalization            4,455,003         (461,516)     3,993,487     17,930,217
         International Equity              382,648         (430,121)       (47,473)     6,271,699

August 31, 1996
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

5. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized with $.001 par value per share.

6. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

     When a Portfolio purchases a put option, it is generally to hedge against adverse movements in the value of Portfolio holdings. The risk of buying an option is that the Portfolio will pay a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if an illiquid secondary market exists.

7. CAPITAL LOSS CARRYFOWARDS

     At August 31, 1996, Municipal Bond and Large Capitalization Growth had net capital loss carryfowards of $4,276 and $93,316, respectively, which will be available to offset future net capital gains through the year 2004. Capital and currency losses incurred after October 31, within the portfolio's taxable year are deemed to arise on the first business day of the portfolio's next taxable year. U.S. Government Money Market, Investment Quality, Municipal Bond and Large Capitalization Growth incurred and elected to defer $32; $6,147; $7,549 and $859,468, respectively, in net capital losses, during the year ended August 31, 1996. Additionally, during the year ended August 31, 1996, International Equity incurred and elected to defer $12,996 in currency losses.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
U.S. Government Money Market Portfolio

Year Ended August 31, 1996     $1.000        $0.044        $0.000           0.044           ($0.044)            --
September 2, 1994 (3)
   to August 31, 1995           1.000(4)      0.052         0.000           0.052            (0.052)            --

                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
U.S. Government Money Market Portfolio

Year Ended August 31, 1996      $1.000      4.47%        $22,906        1.13% (1,2,6)       4.30% (1,2)         --             --
September 2, 1994 (3)
   to August 31, 1995            1.000      5.36%          5,072        0.40% (1,5)         5.38% (1,5)         --             --

(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.79% and 3.64%, respectively, for the year ended August 31, 1996 and 6.69% and (0.91%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Investment Quality Bond Portfolio

Year Ended August 31, 1996     $10.08        $0.48         ($0.16)          $0.32           ($0.48)             ($0.01)
September 2, 1994 (3)
   to August 31, 1995           10.00(4)      0.60           0.08            0.68            (0.60)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Investment Quality Bond Portfolio

Year Ended August 31, 1996      $9.91       3.23%        $16,864        1.31%(1,2,6)        4.84%(1,2)       55%             --
September 2, 1994 (3)
   to August 31, 1995           10.08       7.12%          4,503        0.45%(1,5)          5.77%(1,5)       18%             --

(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 2.12% and 3.90%, respectively, for the year ended August 31, 1996 and 7.93% and (1.71%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Municipal Bond Portfolio

Year Ended August 31,
   1996                        $9.93         $0.41         $0.07            $0.48           ($0.41)                --
September 2, 1994 (3)
   to August 31, 1995          10.00(4)       0.51         (0.07)            0.44           (0.51)                 --

                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Municipal Bond Portfolio

Year Ended August 31,
   1996                         $10.00      4.88%        $4,708         1.23%(1,2,6)        4.03%(1,2)       12%             --
September 2, 1994 (3)
   to August 31, 1995             9.93      4.65%         1,477         0.37%(1,5)          4.79%(1,5)       27%             --


(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 5.32% and (0.12%), respectively, for the year ended August 31, 1996 and 20.15% and (14.99%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Large Capitalization Value Portfolio

Year Ended August 31, 1996     $12.30        $0.07         $2.33            $2.40           ($0.11)             ($0.14)
September 2, 1994 (3)
   to August 31, 1995           10.00 (4)     0.15          2.20             2.35            (0.05)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Large Capitalization Value Portfolio

Year Ended August 31, 1996      $14.45      19.73%       $18,274        1.28%(1,2,6)        0.97%(1,2)       26%          $0.06
September 2, 1994 (3)
   to August 31, 1995            12.30      23.60%         5,515        0.40%(1,5)          2.29%(1,5)       33%             --


(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 2.19% and 0.04%, respectively, for the year ended August 31, 1996 and 6.54% and (3.85%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Large Capitalization Growth Portfolio

Year Ended August 31, 1996     $12.86        ($0.02)       $0.35            $0.33           ($0.01)             ($0.02)
September 2, 1994 (3)
   to August 31, 1995           10.00 (4)      0.02         2.85             2.87            (0.01)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Large Capitalization Growth Portfolio

Year Ended August 31, 1996      $13.16       2.56%       $33,962        1.34%(1,2,6)        (0.13%)(1,2)      50%          $0.07
September 2, 1994 (3)
   to August 31, 1995            12.86      28.77%        11,107        0.51%(1,5)           0.32%(1,5)      23%             --

(1)  During the periods presented above, Saratoga Capital Management waived a portion or all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.67% and (0.60%), respectively, for the year ended August 31, 1996 and 5.00% and
     (4.17%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
Small Capitalization Portfolio

Year Ended August 31, 1996     $12.62        ($0.09)       $1.44            $1.35           ($0.00)             ($0.39)
September 2, 1994 (3)
   to August 31, 1995           10.00(4)       0.02         2.61             2.63            (0.01)                --
                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
Small Capitalization Portfolio

Year Ended August 31, 1996      $13.58      11.03%       $22,071        1.25%(1,2,6)        (0.83%(1,2)       95%         $0.06
September 2, 1994 (3)
   to August 31, 1995            12.62      26.38%        15,103        0.42%(1,5)           0.07%(1,5)      111%            --

(1)  During the periods presented above, Saratoga Capital Management waived a portion or all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.84% and (1.42%), respectively, for the year ended August 31, 1996 and 3.57% and
     (3.08%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.
                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                           -----------------------------------------  -----------------------------------
                                                                                                            Distributions
                                                          Net Realized                                           to
                                                              and                      Dividends to         Shareholders
                               Net Asset                   Unrealized        Total     Shareholders           from Net
                                 Value,        Net         Gain(Loss)        from        from Net          Realized Gains
                               Beginning    Investment         on         Investment    Investment               on
                               of Period   Income(Loss)   Investments     Operations      Income             Investments
International Equity Portfolio

Year Ended August 31, 1996     $9.33         $0.00         $0.34            $0.34           ($0.03)             ($0.05)
September 2, 1994 (3)
   to August 31, 1995          10.00(4)       0.05         (0.71)           (0.66)           (0.01)                --

                                                                                                    RATIOS
                                                                       -------------------------------------------------------------
                                 Net                       Net         Ratio of Net       Ratio of Net
                                Asset                     Assets        Operating          Investment
                                Value,                    End of         Expenses         Income(Loss)       Portfolio      Average
                                End of       Total        Period        to Average         to Average        Turnover     Commission
                                Period      Return*      (000's)        Net Assets         Net Assets          Rate          Rate
International Equity Portfolio

Year Ended August 31, 1996      $9.59        3.68%       $6,857         1.65%(1,2,6)        0.23%(1,2)       58%          $0.09
September 2, 1994 (3)
   to August 31, 1995            9.33       (6.61%)       2,907         0.38%(1,5)          1.03%(1,5)       36%             --

(1)  During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the year ended August 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 3.91% and (2.33)%, respectively, for the year ended August 31, 1996 and 8.96% and (7.55%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31, 1995.

----------------
(2) Average daily net assets for the year ended August 31, 1996 were $14,679,617; $10,861,629; $3,067,626; $11,644,595; $22,974,545; $18,217,666
     and $5,019,160 for U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.
(3)  Commencement of operations.
(4)  Initial offering price.
(5)  Annualized.
(6)  Does not reflect expense offsets.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (comprising, respectively, the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity Portfolios) as of August 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the year ended August 31, 1996 and for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust as of August 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the year ended August 31, 1996 and for the period September 2, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.


                                                      KPMG Peat Marwick LLP

New York, New York
October 17, 1996


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

--------------------------------------------------------------------------------
TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trusts' fiscal year end (August 31, 1996) as to the Federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that during the fiscal year ended August 31, 1996, the Portfolios paid per share dividends and distributions to shareholders as follows:

                                                         Taxable as Ordinary Income
                                                 ------------------------------------------
                                                   Net Investment           Short-term             Long-term
                                                       Income              Capital Gain           Capital Gain
                                                 -------------------    -------------------    -------------------

     U.S. Government Money Market Portfolio          $0.04380               $   --                  $   --

     Investment Quality Bond Portfolio                0.48410                0.00890                    --

     Municipal Bond Portfolio *                       0.41050                   --                      --

     Large Capitalization Value Portfolio             0.11300                0.13520                    --

     Large Capitalization Growth Portfolio            0.00545                0.02350                    --

     Small Capitalization Portfolio                   0.00095                0.39350                    --

     International Equity Portfolio                   0.03245                0.03410                 0.01720

Since the period ended for each portfolio is not the calendar year, another notification will be sent in respect to calendar year 1996. In January 1997, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the dividends received by you in calendar 1996. The amounts that will be reported, will be the amounts to use on your 1996 Federal income tax return and probably will differ from the amounts which we are required to report for the Trusts' fiscal year ended August 31, 1996. Shareholders are advised to consult with their own advisers as to the Federal, state and local tax status of each Portfolios' income dividends and realized gain distributions received.

* Substantially all dividends paid from net investment income during fiscal year ended August 31, 1996 for the Muncipal Bond Portfolio were Federally exempt interest dividends, although, the Portfolio did invest in securities which paid interest subject to the Federal alternative minimum tax during the fiscal year. Dividends paid from net investment income subject to such tax amounted to 4.0%.

                                       43